SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: December 15, 2004

(Date of earliest event reported)

ORION ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	0-20837	13-3863260
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

501 Second Street, Suite 211, San Francisco, California 94107

(Address of principal executive offices) (Zip Code)

(415) 543-3470

(Registrants’ telephone number, including area code)

401 Wilshire Boulevard, Suite 1020, Santa Monica, California 90401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2004, Orion Acquisition Corp. II, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”), disclosing the occurrence of certain actions with respect to the Company, including without limitation, (i) the entry into the Agreement and Plan of Merger, dated as of December 17, 2004, by and among the Company, Medivation Acquisition Corp., a wholly owned subsidiary of the Company and a Delaware corporation (the “Merger Sub”), and Medivation, Inc., a Delaware corporation (“Medivation”), providing for the merger of Merger Sub with and into Medivation, and pursuant to which Medivation became the wholly owed subsidiary of the Company (the “Merger Agreement”); (ii) the execution by the Company of the Purchase Agreements dated as of December 17, 2004, with several accredited investors, providing for the purchase and sale of shares of its Common Stock, par value $0.01 per share (the “Common Stock”), at a price of $1.55 per share of Common Stock (the “Purchase Agreements”); and (iii) the execution by the Company of the Registration Rights Agreements dated as of December 17, 2004, with certain parties thereto, providing for the registration for resale of the shares of Common Stock sold pursuant to the Purchase Agreements as well as certain other shares of Common Stock of the Company (the “Registration Rights Agreements”).

This amendment has been filed to amend and supplement the Current Report on Form 8-K filed by the Company with the Commission on December 20, 2004, to provide the financial statements of Medivation, the business acquired by the Company on December 17, 2004, pursuant to the Merger Agreement. No pro forma financial information with respect to the acquisition of Medivation by the Company shall be filed with this amendment because all such information has been reflected in the financial information included in the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2004, as filed with the Commission on February 11, 2005.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the information provided in Item 1.01 of this amendment, and all such information is accordingly incorporated in this Item 2.01 by reference in its entirety.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Exhibit No.	Description
99.2	Financial Statements of Medivation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Acquisition Corp. II

Date: March 4, 2005	By:	/s/ C. Patrick Machado
C. Patrick Machado Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Financial Statements of Medivation, Inc.